UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2022

BrandywineGLOBAL —

ALTERNATIVE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Alternative Credit Fund for the twelve-month reporting period ended October 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2022

II	BrandywineGLOBAL — Alternative Credit Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective by taking a flexible, long and short global credit approach. The Fund will rotate amongst the global credit opportunities (long or short) that we at Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s subadviser, find most attractive and navigate the credit quality spectrum throughout the different phases of the business cycle. The Fund also has the flexibility to hedge or increase exposure to certain risks based on Brandywine Global’s macroeconomic views. The Fund expects to trade actively.

The Fund may invest in securities, derivatives and other financial instruments of issuers located anywhere in the world. The Fund may focus a significant portion of its investments in a single country or currency and may change a country or currency focus at any time based on the opportunities we find most attractive. In selecting investment opportunities, we may consider whether the security is denominated in a currency that we expect to appreciate versus the U.S. dollar.

The Fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the Fund over the long term normally aims to average at least 50% of its total assets in high yield securities (commonly known as “junk bonds”); however, this allocation may range from 0%-100% at any time. High yield bonds are those rated below investment grade (that is, securities rated below the Baa/BBB categories by at least one Nationally Recognized Statistical Rating Organization) or, if unrated, that we determined to be of comparable credit quality. The Fund’s investments may be rated either below investment grade or investment grade and may include, but are not limited to: corporate bonds; sovereign or government debt securities, including U.S. municipal securities; debt of supranational agencies; convertible securities; agency and non-agency mortgage-backed securities (“MBS”); asset-backed securities; bank loans; common and preferred stock; and currencies.

The Fund may invest a significant portion of its investments in certain types of investments, including agency and non-agency mortgage-backed securities. The Fund may invest in stripped mortgage-backed securities and other stripped securities. The Fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls). The Fund may hold instruments of any maturity or duration, and the securities may have fixed, floating or variable rates of interest. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from -10 to 10 years. The Fund may invest in the equities of issuers of any market capitalization. It will not invest more than 20% of its total assets in equity securities.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including as a substitute for buying or selling securities, for purposes of enhancing returns, which transactions may be regarded as speculative. These derivative

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	1

Fund overview (cont’d)

transactions include, but are not limited to, forwards, futures, options, swaps, credit default swaps and commodity-linked investments. Further, the Fund may establish short positions, mainly through, but not limited to derivatives, to a substantial degree. Derivatives will not be used in a way that would cause the Fund to violate its investment guidelines, but there are no other percentage limits on the use of derivatives. The Fund may use one or more types of these instruments without limit. The Fund will not be leveraged through borrowing. However, certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the Fund acquires.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After rebounding from the COVID-19 induced recession, the global economy then weakened during the twelve-month reporting period ended October 31, 2022, with increased fears of another recession on the horizon. Looking back, substantial fiscal and monetary support helped the global economy regain its footing following lockdowns and restrictions tied to the pandemic. However, an unintended consequence was a sharp increase in inflation, which was initially characterized as being “transitory” by Federal Reserve Chair Jerome Powell. This was partially based on expectations that supply chain bottlenecks would help to ease rising prices. However, pent-up consumer demand and the repercussions from the war in Ukraine pushed inflation sharply higher and most central banks then pivoted and began tightening monetary policy.

In the U.S., the Federal Reserve Board (the “Fed”) raised interest rates 0.25% (25 basis points) in March 2022, the first increase since 2018. This pushed the federal funds rate to a range between 0.25% and 0.50%. Two months later, the Fed raised the federal funds rate 50 basis points and with inflation continuing to surprise to the upside, the Fed raised rates 75 basis points at its meeting in June, the largest such increase since 1994. This was followed by similar 75 basis points hikes in both July and September. Finally, in early November—after the reporting period ended—the Fed again raised rates 75 basis points, pushing the federal funds rate to a range between 3.75% and 4.00%. The Bank of England, the European Central Bank, and numerous central banks in developing countries also aggressively raised rates during the reporting period.

Against this backdrop, the International Monetary Fund (the “IMF”) has repeatedly downgraded its expectations for global growth. In its October 2022 World Economic Outlook Update, the IMF said, “The global economy continues to face steep challenges, shaped by the lingering effects of three powerful forces: the Russian invasion of Ukraine, a cost-of-living crisis caused by persistent and broadening inflation pressures, and the slowdown in China.” The IMF now forecasts global gross domestic product (“GDP”) will be 3.2% in 2022, versus 6.0% in 2021. From a regional perspective, the IMF projects U.S. GDP will be 1.6% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP of 3.1% in the

2	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021) and 1.7% in Japan (the same as in 2021).

Turning to the fixed income market, it experienced periods of volatility and fell sharply over the reporting period. Elevated inflation and aggressive central bank tightening took its toll, pushing yields higher and bond prices lower. The yield for the two-year Treasury note began the reporting period at 0.48% and ended at 4.51%. The yield for the ten-year Treasury note began the reporting period at 1.55% and ended at 4.10%. The same dynamic also occurred in most countries across the globe.

All told, the Bloomberg Global Aggregate Indexi and the Bloomberg U.S. Aggregate Indexii returned -20.79% and -15.68%, respectively, for the twelve months ended October 31, 2022. Riskier fixed-income securities, including high yield bonds and emerging market debt, also produced weak results. Over the reporting period, the Bloomberg U.S. Corporate High Yield

— 2% Issuer Cap Indexiii and the JPMorgan Emerging Markets Bond Index Globaliv returned -11.76% and -22.21%, respectively.

Q. How did we respond to these changing market conditions?

A. Beginning of the reporting period, we held outsized exposures across the structured credit space, with allocations to residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), subprime asset-backed securities (“ABS”), and collateralized loan obligations (“CLO”). We also allocated to corporate credit, notably in shorter-term higher-quality high yield issues, as well as having significant notional exposure to credit via protection selling in both straight credit default swaps and credit default swap indexes. As inflation persisted and markets deteriorated over the reporting period, we searched for opportunities to limit downside and potentially achieve positive returns with tactical positions. Overall portfolio duration was reduced over the reporting period, while we moved up portfolio credit quality amid heightened risks across markets. In early summer 2022, when markets became increasingly volatile and the Fed remained stubbornly hawkish, we sold out of select cash bonds in favor of U.S. Treasury floaters, which reduced much of the performance pain witnessed across asset classes in summer and fall. Over the reporting period, tactical shorting of stock index futures allowed us to short volatility in equity markets, while both long and short bond futures enabled us to hedge duration or invest in yield curve trends in both the U.S. and Europe. Market volatility has created attractive valuations as of late. Toward the end of the reporting period, we selectively invested in credit risk transfer securities (“CRTs”), high-quality seasoned BBB-rated CMBS, and higher-yielding bonds at the top of their respective capital stacks.

During the reporting period, the Fund used interest rate futures and stock index futures. The use of these instruments contributed to performance. The Fund’s credit default swap positions, which were used to manage its high yield credit exposure, detracted from results. Currency forwards, which were used to manage the Fund’s currency exposures, also contributed to results.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended October 31, 2022, Class IS shares of BrandywineGLOBAL — Alternative Credit Fund returned -4.73%. The Fund’s unmanaged benchmark, the FTSE 3-Month U.S. Treasury Bill Indexv, returned 0.88%, for the same period. The Lipper Alternative Credit Focus Funds Category Averagevi returned -9.85% over the same time frame.

Performance Snapshot as of October 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Alternative Credit Fund:
Class A	-2.20%	-5.15%
Class C	-2.47%	-5.67%
Class FI	-2.23%	-5.18%
Class I	-1.93%	-4.91%
Class IS	-1.99%	-4.73%
FTSE 3-Month U.S. Treasury Bill Index	0.81%	0.88%
Lipper Alternative Credit Focus Funds Category Average	-4.94%	-9.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2022 for Class A, Class C, Class FI, Class I and Class IS shares were 4.27%, 3.75%, 4.41%, 4.72% and 4.82%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares were 4.20%, 3.65%, 4.15%, 4.55% and 4.70%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

The Fund is the successor to an institutional account (the “Predecessor”). On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.68%, 2.36%, 1.81%, 1.35% and 1.29%, respectively.

4	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to performance for the Fund came from our tactical allocations to stock index futures and interest rate futures. Short positions on broad-based U.S. equity indices provided significant cushion during a year marked by asset-wide downturns. The portfolio saw consistent success in short NASDAQvii futures throughout the reporting period, further supported by other short futures positions in the S&P 500 Indexviii and the Dow Jones Industrial Indexix, that especially ramped up in summer 2022. Both long and short U.S. interest rate futures were accretive to the portfolio over the reporting period, as we successfully timed our tactical allocations. In particular, short-term, opportunistic plays on the U.S. five-year yield curve reaped the lion’s share of gains amidst heightened rate volatility over the past six months. More recent short positions on the U.S. ten-year yield curve and Italian yield curve have also benefited the portfolio. We have been able to close out of these positions to realize gains and reassess our options when conditions are favorable. In a reporting period marked by negative returns and unprecedented cross-asset correlations, these allocations stabilized the Fund by contributing positive absolute performance.

Q. What were the leading detractors from performance?

A. To say that it has been a challenging period for structured credit would be an understatement. In particular, the U.S. MBS market has experienced negative returns. For example, the MBS portion of the Bloomberg Global Aggregate Index was the largest

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	5

Fund overview (cont’d)

detractor amongst subindices, and several broad-based MBS indices are logging their largest drawdowns ever recorded, with double-digit negative performance over the reporting period. Despite the broad-based poor performance of U.S. MBS, the portfolio managed to eke out a small positive contribution over the reporting period from U.S. RMBS. This is attributable to the strategy’s outsized exposure to floaters (roughly 85% of our U.S. RMBS positions), where coupons adjust according to market conditions, and the residential real estate market’s strength relative to corporate real estate over the reporting period. The same cannot be said for the exposure to lower quality Spanish RMBS, which saw significant negative performance due to unrelenting U.S. dollar strength and weakening credit conditions in Europe. Although these bonds represented 5% to 6% of the portfolio, they were responsible for the majority of the negative Fund performance in the reporting period. U.S. CMBS also significantly detracted over the reporting period. The majority of CMBS positions were fixed rate and concentrated in office space — a subcategory that has experienced challenges following the COVID-19 pandemic and subsequent hybrid work environment.

Thank you for your investment in BrandywineGLOBAL — Alternative Credit Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 12, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity and possibility of default than higher-grade bonds. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging markets countries tend to

6	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Equity securities are subject to market and price fluctuations. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The Fund is non-diversified and may invest its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 21 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	7

Fund overview (cont’d)

[i]	The Bloomberg Global Aggregate Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed-income investments.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds for the six-month period and among the 98 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

vii

The NASDAQ Composite Index is a market capitalization-weighted index of the approximate 2,500 equities listed on the NASDAQ stock exchange. The index contains companies in the information technology sector.

viii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ix	The Dow Jones Industrial Average is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ.

8	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2022 and October 31, 2021 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2022 and held for the six months ended October 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.20%	$1,000.00	$978.00	1.65%	$8.23	Class A	5.00%	$1,000.00	$1,016.89	1.65%	$8.39
Class C	-2.47	1,000.00	975.30	2.33	11.60	Class C	5.00	1,000.00	1,013.46	2.33	11.82
Class FI	-2.23	1,000.00	977.70	1.65	8.23	Class FI	5.00	1,000.00	1,016.89	1.65	8.39
Class I	-1.93	1,000.00	980.70	1.35	6.74	Class I	5.00	1,000.00	1,018.40	1.35	6.87
Class IS	-1.99	1,000.00	980.10	1.25	6.24	Class IS	5.00	1,000.00	1,018.90	1.25	6.36

10	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

[1]	For the six months ended October 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	11

Fund performance (unaudited)

BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph includes performance of the Predecessor. The Predecessor’s inception date was August 31, 2010. On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance was achieved by the Predecessor when fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the fund’s assets are larger. The performance information reflects the expenses of the Predecessor adjusted to reflect the highest management fees paid by an investor of the Predecessor which fees were separately paid by such investors. The performance shown includes an annual management fee of 1.75% and does not include any expenses paid by the Predecessor’s adviser.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/22	-5.15%	-5.67%	-5.18%	-4.91%	-4.73%
Five Years Ended 10/31/22	1.38	0.63	1.35	1.70	1.78
Ten Years Ended 10/31/22	N/A	N/A	N/A	N/A	3.58
Inception* through 10/31/22	2.74	2.01	2.71	3.04	—

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/22	-9.18%	-6.59%	-5.18%	-4.91%	-4.73%
Five Years Ended 10/31/22	0.51	0.63	1.35	1.70	1.78
Ten Years Ended 10/31/22	N/A	N/A	N/A	N/A	3.58
Inception* through 10/31/22	2.24	2.01	2.71	3.04	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/2/13 through 10/31/22)	27.20%
Class C (Inception date of 12/2/13 through 10/31/22)	19.38
Class FI (Inception date of 12/2/13 through 10/31/22)	26.90
Class I (Inception date of 12/2/13 through 10/31/22)	30.64
Class IS (10/31/12 through 10/31/22)	42.18

12	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are December 2, 2013, December 2, 2013, December 2, 2013, December 2, 2013 and August 31, 2010, respectively.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Alternative Credit Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — October 2012 - October 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Alternative Credit Fund on October 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2022. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE 3-Month U.S. Treasury Bill Index. The FTSE 3-Month U.S. Treasury Bill Index (the “Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding U.S. Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

14	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Schedule of investments

October 31, 2022

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (a) — 71.9%
Citigroup Commercial Mortgage Trust, 2013-GC17 C	5.101%	11/10/46	5,320,000		$5,033,501	(b)
Citigroup Commercial Mortgage Trust, 2014-GC23 D	4.481%	7/10/47	1,840,000		1,662,942	(b)(c)
COLT Mortgage Loan Trust, 2022-7 A2	6.027%	4/25/67	3,853,390		3,682,291	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA4 B1 (1 mo. USD LIBOR + 6.000%)	9.586%	8/25/50	3,800,000		3,977,062	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018- HRP2 B1 (1 mo. USD LIBOR + 4.200%)	7.786%	2/25/47	3,542,000		3,449,903	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019- HRP1 M3 (1 mo. USD LIBOR + 2.250%)	5.836%	2/25/49	5,660,000		5,211,588	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C04 1M2 (1 mo. USD LIBOR + 5.700%)	9.286%	4/25/28	1,987,841		2,095,828	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	9.336%	7/25/29	2,410,000		2,573,243	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	7.736%	2/25/30	1,752,404		1,779,426	(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	7.136%	7/25/30	4,700,000		4,695,142	(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	7.936%	4/25/31	3,600,000		3,553,826	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R02 1B1 (1 mo. USD LIBOR + 4.150%)	7.736%	8/25/31	3,800,000		3,732,970	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R03 1B1 (1 mo. USD LIBOR + 4.100%)	7.686%	9/25/31	2,000,000		1,992,018	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R04 2B1 (1 mo. USD LIBOR + 5.250%)	8.836%	6/25/39	2,907,496		2,880,580	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	7.686%	7/25/39	8,850,415		8,657,325	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R06 2B1 (1 mo. USD LIBOR + 3.750%)	7.336%	9/25/39	4,820,000		4,529,678	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	6.986%	10/25/39	4,015,000		3,815,799	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1M1 (30 Day Average SOFR + 0.750%)	3.747%	10/25/41	4,808,623		4,734,848	(b)(c)
GC Pastor Hipotecario FTA, 5 A2 (3 mo. EURIBOR + 0.170%, 0.000% floor)	1.236%	6/21/46	1,586,282	EUR	1,407,857	(b)(d)

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	15

Schedule of investments (cont’d)

October 31, 2022

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (a) — continued
IM Pastor FTH, 3 B (3 mo. EURIBOR + 0.290%)	1.390%	3/22/43	8,800,000	EUR	$5,411,972	(b)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C28 C	4.182%	10/15/48	4,080,000		3,703,786	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.083%	5/15/48	2,605,000		2,225,699	(b)
Wells Fargo Commercial Mortgage Trust, 2019-C51 D	3.000%	6/15/52	3,689,000		2,553,695	(c)
Wells Fargo Commercial Mortgage Trust, 2020-C57 D	2.500%	8/15/53	2,738,000		1,742,590	(c)
Total Collateralized Mortgage Obligations (Cost — $89,488,726)					85,103,569
Corporate Bonds & Notes — 8.2%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.5%
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	500,000		538,812	(c)
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	1,605,000		1,561,381	(c)
Financials — 0.8%
Thrifts & Mortgage Finance — 0.8%
Freedom Mortgage Corp., Senior Notes	8.250%	4/15/25	1,120,000		959,110	(c)
Health Care — 2.1%
Pharmaceuticals — 2.1%
Horizon Therapeutics USA Inc., Senior Notes	5.500%	8/1/27	1,480,000		1,428,104	(c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,060,000		1,032,032
Total Health Care					2,460,136
Industrials — 3.5%
Aerospace & Defense — 1.0%
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	1,230,000		1,215,406	(c)
Airlines — 1.8%
Allegiant Travel Co., Senior Secured Notes	7.250%	8/15/27	2,280,000		2,146,867	(c)
Machinery — 0.7%
HTA Group Ltd., Senior Notes	7.000%	12/18/25	935,000		825,138	(d)
Total Industrials					4,187,411
Total Corporate Bonds & Notes (Cost — $10,129,549)					9,706,850
Asset-Backed Securities — 7.9%
American Credit Acceptance Receivables Trust, 2020-4 F	5.220%	8/13/27	1,300,000		1,231,786	(c)

See Notes to Financial Statements.

16	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Neuberger Berman Loan Advisers CLO Ltd., 2017-26A D (3 mo. USD LIBOR + 2.650%)	6.844%	10/18/30	1,055,000	$932,770	(b)(c)
Santander Drive Auto Receivables Trust, 2020-3 D	1.640%	11/16/26	4,587,000	4,385,118
Westlake Automobile Receivables Trust, 2020-3A D	1.650%	2/17/26	3,000,000	2,792,280	(c)
Total Asset-Backed Securities (Cost — $9,759,043)				9,341,954
U.S. Government & Agency Obligations — 4.6%
U.S. Government Obligations — 4.6%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield—0.075%) (Cost — $5,496,032)	4.037%	4/30/24	5,500,000	5,492,013	(b)

			Shares
Common Stocks — 0.1%
Materials — 0.1%
Chemicals — 0.1%
Danimer Scientific Inc. (Cost — $2,409,899)			37,903	99,306	*
Total Investments before Short-Term Investments (Cost — $117,283,249)				109,743,692

	Rate
Short-Term Investments — 3.2%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $3,761,831)	3.147%		3,761,831	3,761,831	(e)(f)
Total Investments — 95.9% (Cost — $121,045,080)				113,505,523
Other Assets in Excess of Liabilities — 4.1%				4,874,821
Total Net Assets — 100.0%				$118,380,344

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	17

Schedule of investments (cont’d)

October 31, 2022

BrandywineGLOBAL — Alternative Credit Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Rate shown is one-day yield as of the end of the reporting period.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2022, the total market value of investments in Affiliated Companies was $3,761,831 and the cost was $3,761,831 (Note 8).

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At October 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury 10-Year Notes	88	12/22	$9,827,094	$9,732,250	$(94,844)
U.S. Treasury Ultra Long-Term Bonds	80	12/22	10,315,414	10,212,500	(102,914)
					(197,758)
Contracts to Sell:
E-mini Nasdaq 100 Index	55	12/22	12,261,430	12,591,975	(330,545)
E-mini S&P 500 Index	32	12/22	5,927,734	6,212,800	(285,066)
Euro-Bobl	112	12/22	13,117,039	13,245,554	(128,515)
Euro-OAT	55	12/22	7,061,717	7,222,527	(160,810)

See Notes to Financial Statements.

18	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell continued
United Kingdom Long Gilt Bonds	50	12/22	$5,284,075	$5,856,134	$(572,059)
					(1,476,995)
Net unrealized depreciation on open futures contracts					$(1,674,753)

Abbreviation(s) used in this table:

Bobl	— Bundesobligation

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

At October 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	740,000	USD	739,855	Barclays Bank PLC	11/2/22	$(8,450)
EUR	7,320,000	USD	7,293,941	Barclays Bank PLC	11/2/22	(58,965)
USD	10,799,042	EUR	10,540,000	Barclays Bank PLC	11/2/22	381,466
USD	2,676,775	EUR	2,710,000	Goldman Sachs Group Inc.	11/2/22	(1,748)
USD	3,616,836	EUR	3,680,000	Goldman Sachs Group Inc.	11/2/22	(20,420)
EUR	2,580,000	USD	2,576,267	HSBC Securities Inc.	11/2/22	(26,234)
EUR	4,130,000	USD	4,243,408	HSBC Securities Inc.	11/2/22	(161,378)
EUR	3,040,000	USD	2,950,369	UBS Securities LLC	11/2/22	54,321
EUR	4,230,000	USD	4,165,272	UBS Securities LLC	11/2/22	15,595
USD	1,504,892	EUR	1,460,000	UBS Securities LLC	11/2/22	61,850
USD	3,627,910	EUR	3,650,000	UBS Securities LLC	11/2/22	20,306
CNH	32,950,000	USD	4,914,272	Citibank N.A.	11/9/22	(420,701)
USD	4,325,818	CNH	29,540,000	HSBC Securities Inc.	11/9/22	297,288
USD	4,886,574	CNH	32,950,000	HSBC Securities Inc.	11/9/22	393,002
CNH	25,440,000	USD	3,670,911	Morgan Stanley & Co. Inc.	11/9/22	(201,519)
CNH	4,100,000	USD	593,121	UBS Securities LLC	11/9/22	(33,981)
CNH	34,600,000	USD	4,823,952	HSBC Securities Inc.	11/18/22	(102,892)
USD	4,965,146	CNH	34,600,000	HSBC Securities Inc.	11/18/22	244,086
USD	2,494,537	GBP	2,210,000	Barclays Bank PLC	12/5/22	(42,580)
GBP	2,210,000	USD	2,398,828	HSBC Securities Inc.	12/5/22	138,288
USD	5,009,527	GBP	4,630,000	JPMorgan Chase & Co.	12/5/22	(305,792)
USD	2,497,076	AUD	3,900,000	Goldman Sachs Group Inc.	12/7/22	(390)
AUD	3,900,000	USD	2,499,651	HSBC Securities Inc.	12/7/22	(2,185)
AUD	7,300,000	USD	4,759,605	JPMorgan Chase & Co.	12/7/22	(84,861)
USD	4,916,441	AUD	7,300,000	National Australia Bank Ltd.	12/7/22	241,697

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	19

Schedule of investments (cont’d)

October 31, 2022

BrandywineGLOBAL — Alternative Credit Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,484,117	TWD	78,200,000	JPMorgan Chase & Co.	12/23/22	$45,901
USD	7,148,872	EUR	7,120,000	Barclays Bank PLC	2/3/23	57,313
Total						$479,017

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CNH	— Chinese Offshore Yuan

EUR	— Euro

GBP	— British Pound

TWD	— Taiwan Dollar

USD	— United States Dollar

At October 31, 2022, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$6,115,000	12/20/22	0.506%	1.000% quarterly	$4,152	$(7,073)	$11,225

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit iTraxx Europe Index	20,120,000	EUR	12/20/27	1.000% quarterly	$1,082,944	$1,390,286	$(307,342)

See Notes to Financial Statements.

20	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

EUR	— Euro

Summary of Investments by Country** (unaudited)
United States	88.2%
Spain	6.0
Israel	0.9
Cayman Islands	0.8
Tanzania	0.8
Short-Term Investments	3.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2022 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	21

Statement of assets and liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $117,283,249)	$109,743,692
Investments in affiliated securities, at value (Cost — $3,761,831)	3,761,831
Foreign currency, at value (Cost — $4)	2
Deposits with brokers for open futures contracts	4,297,036
Unrealized appreciation on forward foreign currency contracts	1,951,113
Deposits with brokers for centrally cleared swap contracts	697,554
Interest and dividends receivable from unaffiliated investments	363,369
Receivable from brokers — net variation margin on open futures contracts	187,062
Receivable from brokers — net variation margin on centrally cleared swap contracts	159,935
Receivable for Fund shares sold	37,731
Dividends receivable from affiliated investments	11,115
Receivable for open OTC swap contracts	7,134
OTC swaps, at value (premiums received — $7,073)	4,152
Prepaid expenses	1,943
Total Assets	121,223,669

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,472,096
Foreign currency collateral due to brokers for open futures contracts, at value (Cost — $1,024,558)	1,020,099
Investment management fee payable	106,267
Deposits from brokers for OTC derivatives	70,000
Payable for Fund shares repurchased	58,321
Service and/or distribution fees payable	6,301
Trustees’ fees payable	3,149
Accrued expenses	107,092
Total Liabilities	2,843,325
Total Net Assets	$118,380,344

Net Assets:
Par value (Note 7)	$124
Paid-in capital in excess of par value	243,846,614
Total distributable earnings (loss)	(125,466,394)
Total Net Assets	$118,380,344

See Notes to Financial Statements.

22	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Net Assets:
Class A	$12,257,026
Class C	$3,079,349
Class FI	$4,086,853
Class I	$49,984,139
Class IS	$48,972,977

Shares Outstanding:
Class A	1,284,561
Class C	325,109
Class FI	429,645
Class I	5,237,077
Class IS	5,116,242

Net Asset Value:
Class A (and redemption price)	$9.54
Class C*	$9.47
Class FI (and redemption price)	$9.51
Class I (and redemption price)	$9.54
Class IS (and redemption price)	$9.57

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$9.91

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	23

Statement of operations

For the Year Ended October 31, 2022

Investment Income:
Interest	$7,740,081
Dividends from affiliated investments	50,235
Less: Foreign taxes withheld	(6,334)
Total Investment Income	7,783,982

Expenses:
Investment management fee (Note 2)	2,144,414
Transfer agent fees (Note 5)	100,227
Registration fees	83,968
Fund accounting fees	71,808
Service and/or distribution fees (Notes 2 and 5)	67,421
Legal fees	32,276
Audit and tax fees	18,757
Trustees’ fees	17,456
Shareholder reports	12,232
Custody fees	11,785
Commitment fees (Note 9)	1,374
Insurance	1,271
Fees recaptured by investment manager (Note 2)	585
Interest expense	416
Miscellaneous expenses	16,575
Total Expenses	2,580,565
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(109,058)
Net Expenses	2,471,507
Net Investment Income	5,312,475

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(12,022,107)
Futures contracts	7,822,500
Swap contracts	(10,714)
Forward foreign currency contracts	412,099
Foreign currency transactions	49,224
Net Realized Loss	(3,748,998)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(8,581,122)
Futures contracts	(1,538,797)
Swap contracts	(821,211)
Forward foreign currency contracts	606,204
Foreign currencies	4,772
Change in Net Unrealized Appreciation (Depreciation)	(10,330,154)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(14,079,152)
Decrease in Net Assets From Operations	$(8,766,677)

See Notes to Financial Statements.

24	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2022	2021

Operations:
Net investment income	$5,312,475	$7,153,811
Net realized gain (loss)	(3,748,998)	4,918,444
Change in net unrealized appreciation (depreciation)	(10,330,154)	12,456,200
Increase (Decrease) in Net Assets From Operations	(8,766,677)	24,528,455

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(4,950,026)	(12,500,035)
Decrease in Net Assets From Distributions to Shareholders	(4,950,026)	(12,500,035)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	135,228,859	96,952,232
Reinvestment of distributions	4,874,664	12,143,992
Cost of shares repurchased	(222,256,956)	(127,340,273)
Decrease in Net Assets From Fund Share Transactions	(82,153,433)	(18,244,049)
Decrease in Net Assets	(95,870,136)	(6,215,629)

Net Assets:
Beginning of year	214,250,480	220,466,109
End of year	$118,380,344	$214,250,480

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.28	$9.75	$10.56	$10.21	$10.39

Income (loss) from operations:
Net investment income	0.26	0.29	0.24	0.19	0.21
Net realized and unrealized gain (loss)	(0.78)	0.78	(0.71)	0.36	(0.11)
Total income (loss) from operations	(0.52)	1.07	(0.47)	0.55	0.10

Less distributions from:
Net investment income	(0.22)	(0.54)	(0.34)	(0.20)	(0.28)
Total distributions	(0.22)	(0.54)	(0.34)	(0.20)	(0.28)

Net asset value, end of year	$9.54	$10.28	$9.75	$10.56	$10.21
Total return[2]	(5.15)%	11.07%	(4.47)%	5.43%	0.93%

Net assets, end of year (000s)	$12,257	$11,942	$9,840	$7,644	$8,395

Ratios to average net assets:
Gross expenses[3]	1.69%	1.69%	1.71%	1.67%	1.67%
Net expenses[3,4,5]	1.65	1.65	1.65	1.65	1.65
Net investment income	2.61	2.79	2.48	1.87	2.05

Portfolio turnover rate	182%	187%	73%	184%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.20	$9.67	$10.49	$10.14	$10.33

Income (loss) from operations:
Net investment income	0.19	0.21	0.17	0.12	0.13
Net realized and unrealized gain (loss)	(0.76)	0.77	(0.72)	0.35	(0.12)
Total income (loss) from operations	(0.57)	0.98	(0.55)	0.47	0.01

Less distributions from:
Net investment income	(0.16)	(0.45)	(0.27)	(0.12)	(0.20)
Total distributions	(0.16)	(0.45)	(0.27)	(0.12)	(0.20)

Net asset value, end of year	$9.47	$10.20	$9.67	$10.49	$10.14
Total return[2]	(5.67)%	10.22%	(5.26)%	4.64%	0.12%

Net assets, end of year (000s)	$3,079	$2,767	$4,877	$7,503	$10,418

Ratios to average net assets:
Gross expenses	2.40%	2.40%[3]	2.44%[3]	2.40%[3]	2.40%[3]
Net expenses[4,5]	2.36	2.36 [3]	2.40 [3]	2.40 [3]	2.40 [3]
Net investment income	1.96	2.03	1.73	1.12	1.29

Portfolio turnover rate	182%	187%	73%	184%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.26	$9.73	$10.53	$10.19	$10.38

Income (loss) from operations:
Net investment income	0.31	0.29	0.24	0.19	0.21
Net realized and unrealized gain (loss)	(0.83)	0.77	(0.72)	0.35	(0.11)
Total income (loss) from operations	(0.52)	1.06	(0.48)	0.54	0.10

Less distributions from:
Net investment income	(0.23)	(0.53)	(0.32)	(0.20)	(0.29)
Total distributions	(0.23)	(0.53)	(0.32)	(0.20)	(0.29)

Net asset value, end of year	$9.51	$10.26	$9.73	$10.53	$10.19
Total return[2]	(5.18)%	11.04%	(4.51)%	5.34%	0.96%

Net assets, end of year (000s)	$4,087	$104	$107	$378	$464

Ratios to average net assets:
Gross expenses	1.73%	1.81%	1.70%[3]	1.65%[3]	1.65%[3]
Net expenses[4]	1.65 [5]	1.65 [5]	1.65 [3,5]	1.65 [3,5]	1.65 [3]
Net investment income	3.24	2.78	2.41	1.88	1.99

Portfolio turnover rate	182%	187%	73%	184%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.29	$9.76	$10.57	$10.22	$10.41

Income (loss) from operations:
Net investment income	0.29	0.33	0.27	0.22	0.24
Net realized and unrealized gain (loss)	(0.79)	0.77	(0.71)	0.36	(0.11)
Total income (loss) from operations	(0.50)	1.10	(0.44)	0.58	0.13

Less distributions from:
Net investment income	(0.25)	(0.57)	(0.37)	(0.23)	(0.32)
Total distributions	(0.25)	(0.57)	(0.37)	(0.23)	(0.32)

Net asset value, end of year	$9.54	$10.29	$9.76	$10.57	$10.22
Total return[2]	(4.91)%	11.53%	(4.19)%	5.76%	1.24%

Net assets, end of year (000s)	$49,984	$50,981	$119,524	$490,097	$493,157

Ratios to average net assets:
Gross expenses	1.44%	1.35%	1.34%	1.35%[3]	1.36%[3]
Net expenses[4]	1.35 [5]	1.31 [5]	1.32 [5]	1.35 [3]	1.35 [3,5]
Net investment income	2.96	3.17	2.70	2.16	2.28

Portfolio turnover rate	182%	187%	73%	184%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.31	$9.77	$10.59	$10.24	$10.43

Income (loss) from operations:
Net investment income	0.28	0.33	0.28	0.24	0.27
Net realized and unrealized gain (loss)	(0.76)	0.79	(0.73)	0.35	(0.13)
Total income (loss) from operations	(0.48)	1.12	(0.45)	0.59	0.14

Less distributions from:
Net investment income	(0.26)	(0.58)	(0.37)	(0.24)	(0.33)
Total distributions	(0.26)	(0.58)	(0.37)	(0.24)	(0.33)

Net asset value, end of year	$9.57	$10.31	$9.77	$10.59	$10.24
Total return[2]	(4.73)%	11.58%	(4.19)%	5.85%	1.32%

Net assets, end of year (000s)	$48,973	$148,457	$86,118	$156,278	$129,668

Ratios to average net assets:
Gross expenses	1.29%	1.29%	1.28%[3]	1.25%[3]	1.26%[3]
Net expenses[4,5]	1.25	1.25	1.25 [3]	1.25 [3]	1.25 [3]
Net investment income	2.84	3.19	2.83	2.27	2.60

Portfolio turnover rate	182%	187%	73%	184%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

(the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Collateralized Mortgage Obligations	—	$85,103,569	—	$85,103,569
Corporate Bonds & Notes	—	9,706,850	—	9,706,850
Asset-Backed Securities	—	9,341,954	—	9,341,954
U.S. Government & Agency Obligations	—	5,492,013	—	5,492,013
Common Stocks	$99,306	—	—	99,306
Total Long-Term Investments	99,306	109,644,386	—	109,743,692
Short-Term Investments†	3,761,831	—	—	3,761,831
Total Investments	$3,861,137	$109,644,386	—	$113,505,523
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$1,951,113	—	$1,951,113
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	4,152	—	4,152
Total Other Financial Instruments	—	$1,955,265	—	$1,955,265
Total	$3,861,137	$111,599,651	—	$115,460,788

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$1,674,753	—	—	$1,674,753
Forward Foreign Currency Contracts††	—	$1,472,096	—	1,472,096
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	307,342	—	307,342
Total	$1,674,753	$1,779,438	—	$3,454,191

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are

34	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2022, the total notional value of all credit default swaps to sell protection was $6,115,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to

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Notes to financial statements (cont’d)

make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations

36	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not

38	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,472,096. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At October 31, 2022, the Fund held cash collateral from JPMorgan Chase & Co. in the amount of $70,000. This amount can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

40	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2022, fees waived and/or expenses reimbursed amounted to $109,058, which included an affiliated money market fund waiver of $4,691.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2023	$4,522	$1,275	$161	$53,900	$30,716
Expires October 31, 2024	4,191	2,226	196	37,847	43,944
Expires October 31, 2025	4,591	1,202	1,627	49,043	47,385
Total fee waivers/expense reimbursements subject to recapture	$13,304	$4,703	$1,984	$140,790	$122,045

For the year ended October 31, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class A
LMPFA recaptured	$585

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022)in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$779
CDSCs	48

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$160,580,498	$156,881,664
Sales	238,137,544	151,998,754

42	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

At October 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$137,111,288	$952,252	$(24,558,017)	$(23,605,765)
Futures contracts	—	—	(1,674,753)	(1,674,753)
Forward foreign currency contracts	—	1,951,113	(1,472,096)	479,017
Swap contracts	1,383,213	11,225	(307,342)	(296,117)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2022.

ASSET DERIVATIVES[1]
			Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts			$1,951,113	—	$1,951,113
OTC swap contracts[2]			—	$4,152	4,152
Total			$1,951,113	$4,152	$1,955,265

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts[3]	$1,059,142	—	—	$615,611	$1,674,753
Forward foreign currency contracts	—	$1,472,096	—	—	1,472,096
Centrally cleared swap contracts[4]	—	—	$307,342	—	307,342
Total	$1,059,142	$1,472,096	$307,342	$615,611	$3,454,191

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	43

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$4,450,101	—	—	$3,372,399	$7,822,500
Swap contracts	—	—	$(10,714)	—	(10,714)
Forward foreign currency contracts	—	$412,099	—	—	412,099
Total	$4,450,101	$412,099	$(10,714)	$3,372,399	$8,223,885

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$(1,049,995)	—	—	$(488,802)	$(1,538,797)
Swap contracts	—	—	$(821,211)	—	(821,211)
Forward foreign currency contracts	—	$606,204	—	—	606,204
Total	$(1,049,995)	$606,204	$(821,211)	$(488,802)	$(1,753,804)

During the year ended October 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$22,011,899
Futures contracts (to sell)	32,456,216
Forward foreign currency contracts (to buy)	26,339,797
Forward foreign currency contracts (to sell)	39,335,027

Average Notional Balance
Credit default swap contracts (buy protection)	$5,681,553
Credit default swap contracts (sell protection)	24,052,231

44	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$438,779	$(109,995)	$328,784	—	$328,784
Citibank N.A.	—	(420,701)	(420,701)	—	(420,701)
Goldman Sachs Group Inc.	—	(22,558)	(22,558)	—	(22,558)
HSBC Securities Inc.	1,072,664	(292,689)	779,975	—	779,975
JPMorgan Chase & Co.	45,901	(390,653)	(344,752)	$(45,901)	(390,653)
Morgan Stanley & Co. Inc.	4,152	(201,519)	(197,367)	—	(197,367)
National Australia Bank Ltd.	241,697	—	241,697	—	241,697
UBS Securities LLC	152,072	(33,981)	118,091	—	118,091
Total	$1,955,265	$(1,472,096)	$483,169	$(45,901)	$437,268

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$30,563	$15,787
Class C	32,014	2,877
Class FI	4,844	2,869
Class I	—	74,847
Class IS	—	3,847
Total	$67,421	$100,227

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	45

Notes to financial statements (cont’d)

For the year ended October 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,942
Class C	1,296
Class FI	1,690
Class I	50,557
Class IS	50,573
Total	$109,058

6. Distributions to shareholders by class

	Year Ended October 31, 2022	Year Ended October 31, 2021
Net Investment Income:
Class A	$241,746	$583,984
Class C	35,736	242,499
Class FI	11,843	5,714
Class I	1,302,530	5,716,313
Class IS	3,358,171	5,951,525
Total	$4,950,026	$12,500,035

7. Shares of beneficial interest

At October 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	972,862	$9,523,442	546,826	$5,645,917
Shares issued on reinvestment	24,060	238,873	56,308	575,909
Shares repurchased	(874,076)	(8,562,102)	(450,948)	(4,625,721)
Net increase	122,846	$1,200,213	152,186	$1,596,105

Class C
Shares sold	331,591	$3,216,768	576,777	$5,952,168
Shares issued on reinvestment	3,582	35,333	23,496	238,937
Shares repurchased	(281,273)	(2,736,166)	(833,451)	(8,523,377)
Net increase (decrease)	53,900	$515,935	(233,178)	$(2,332,272)

46	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class FI
Shares sold	425,358	$4,128,452	10,145	$105,679
Shares issued on reinvestment	1,217	11,843	560	5,714
Shares repurchased	(7,078)	(68,770)	(11,553)	(120,068)
Net increase (decrease)	419,497	$4,071,525	(848)	$(8,675)

Class I
Shares sold	6,732,746	$67,957,718	1,961,225	$20,261,152
Shares issued on reinvestment	124,299	1,231,532	536,763	5,482,870
Shares repurchased	(6,572,352)	(66,379,827)	(9,792,659)	(101,347,745)
Net increase (decrease)	284,693	$2,809,423	(7,294,671)	$(75,603,723)

Class IS
Shares sold	4,942,062	$50,402,479	6,255,020	$64,987,316
Shares issued on reinvestment	337,454	3,357,083	569,190	5,840,562
Shares repurchased	(14,559,854)	(144,510,091)	(1,238,093)	(12,723,362)
Net increase (decrease)	(9,280,338)	$(90,750,529)	5,586,117	$58,104,516

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2022. The following transactions were effected in such company for the year ended October 31, 2022.

	Affiliate Value at October 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$10,033,599	$232,506,592	232,506,592	$238,778,360	238,778,360

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$50,235	—	$3,761,831

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA

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Notes to financial statements (cont’d)

or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$4,950,026	$12,500,035

As of October 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$919,847
Deferred capital losses*	(102,485,708)
Other book/tax temporary differences(a)	1,192,621
Unrealized appreciation (depreciation)(b)	(25,093,154)
Total distributable earnings (loss) — net	$(125,466,394)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion of market discount on fixed income securities.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and

48	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	49

Notes to financial statements (cont’d)

and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

13. Subsequent event

Subsequent to the year ended October 31, 2022, shareholder redemptions from Class C shares exceeded 50% of Class C net assets as of October 31, 2022.

50	BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Alternative Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Alternative Credit Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Alternative Credit Fund 2022 Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to BrandywineGLOBAL – Alternative Credit Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Brandywine Global Investment Management, LLC (the “Subadviser”) provides day-to-day management of the Fund’s portfolio. The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the

52	BrandywineGLOBAL — Alternative Credit Fund

Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

BrandywineGLOBAL — Alternative Credit Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as alternative credit focus funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3- and 5-year periods ended December 31, 2021 and since inception of the Fund’s Class I shares (December 2, 2013) through December 31, 2021 was above the median performance of the funds in the Performance Universe for the since inception, 1- and 5-year periods and was below the median performance of the funds in the Performance Universe for the 3-year period and ranked in the first quintile of the funds in the Performance Universe for the 1-year period. The Board noted the explanations from the Manager and the Subadviser concerning the reasons for the Fund’s relative performance versus the peer group for the various periods.

54	BrandywineGLOBAL — Alternative Credit Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund noting that there were none.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of seven alternative credit focus funds

BrandywineGLOBAL — Alternative Credit Fund	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

(including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional alternative credit focus funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was above the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was above the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was above the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

56	BrandywineGLOBAL — Alternative Credit Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadviser and their affiliates received were reasonable.

BrandywineGLOBAL — Alternative Credit Fund	57

Statement regarding liquidity risk management program (unaudited)

Each Franklin Templeton and Legg Mason Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

58	BrandywineGLOBAL — Alternative Credit Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

BrandywineGLOBAL — Alternative Credit Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†
Paul R. Ades

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951

Position(s) with Trust	Trustee and Chair of the Board

Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)

Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

60	BrandywineGLOBAL — Alternative Credit Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000

Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Alternative Credit Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Arnold L. Lehman

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1982

Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	None

62	BrandywineGLOBAL — Alternative Credit Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)

Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios

Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)

Number of funds in fund complex overseen by Trustee	57

Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962

Position(s) with Trust	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Trustee	128

Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Alternative Credit Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton . 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

64	BrandywineGLOBAL — Alternative Credit Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974

Position(s) with Trust	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2010 and 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

BrandywineGLOBAL — Alternative Credit Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

66	BrandywineGLOBAL — Alternative Credit Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2022:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$3,866,085
Section 163(j) Interest Earned	§163(j)	$8,042,346

BrandywineGLOBAL — Alternative Credit Fund	67

BrandywineGLOBAL —

Alternative Credit Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

BrandywineGLOBAL — Alternative Credit Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Alternative Credit Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Alternative Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX107352 12/22 SR22-4559

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2021 and October 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,329 in October 31, 2021 and $200,329 in October 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2021 and $0 in October 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $52,000 in October 31, 2021 and $52,000 in October 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2021 and $0 in October 31, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $855,080 in October 31, 2021 and $824,290 in October 31, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 23, 2022